Exhibit 99.1
Silvaco Announces Preliminary Unaudited Fourth Quarter and Full-Year 2024 Results Ahead of Participation at Needham’s 27th Annual Growth Conference

Record fourth quarter 2024 bookings are expected to range between $20.1 and $20.4 million, up year-over-year by 29% to 31%.

Record Fourth quarter 2024 revenue is expected to range between $17.7 and $18.1 million, up year-over-year by 41% to 45%.

Signed 13 new customers in the fourth quarter 2024 as well as expanded our relationship with several existing customers across key markets including photonics, power, automotive, memory, and foundry.

Fourth quarter 2024 GAAP gross margin is anticipated to reach 85% to 87%. Fourth quarter 2024 non-GAAP gross margin is anticipated to reach 88% to 90%.

SANTA CLARA, Calif. - January 14 2025 -- Silvaco Group, Inc. (Nasdaq: SVCO) (“Silvaco” or the “Company”), a leading provider of TCAD, EDA software, and SIP solutions that enable semiconductor design and digital twin modeling through AI software and innovation, today announced preliminary unaudited results for the fourth quarter and full-year 2024, achieving record-breaking gross bookings and revenue.

“We closed 2024 with record results for bookings and revenue, driven by sustained demand for our digital twin modeling platform and growth in key semiconductor markets,” said Dr. Babak Taheri, CEO of Silvaco. “Our strategic focus on innovation and execution continues to deliver value for our customers and stakeholders, setting the stage for further growth in 2025.”

Dr. Taheri added, “I am proud of our ability to execute and close the year on a high note. The record-breaking results, coupled with strong non-GAAP gross margin performance, demonstrate the resilience of our business model and the trust our customers place in Silvaco’s solutions. We are confident in our ability to build on this momentum in the year ahead.”

Fourth Quarter 2024 Business Highlights:

•Strategic Partnerships: Announced a partnership with Micon Global to expand Silvaco’s reach across the EMEA market, leveraging Micon’s expertise to deliver cutting-edge TCAD, EDA, and SIP solutions to new customers.

•CHIPS Act Participation: Joined the SMART USA Institute under the CHIPS Manufacturing USA program to advance digital twin technologies in semiconductor manufacturing, reinforcing Silvaco’s leadership in innovation.

•ISO 9001 Certification: Achieved ISO 9001 certification, underscoring Silvaco’s commitment to quality and continuous improvement across its TCAD, EDA, and SIP product portfolio.

•Positive Legal Updates:
◦Legal Resolution: The Ninth Circuit Court of Appeals affirmed the dismissal of all claims against Silvaco brought by Aldini AG.
◦Litigation Update: Ruling in favor of Silvaco, denying a motion for prejudgment interest in the Nangate Denmark ApS litigation.

Fourth Quarter 2024 Financial Highlights (Preliminary and Unaudited):

•Gross bookings: Expected to be in the range of $20.1 million to $20.4 million, the highest quarterly bookings in company history, reflecting a year-over-year increase of 29% to 31%.

•New Customers: Acquired 13 new customers across key markets including Photonics, Power, Automotive, Memory, and Foundry, which are expected to represent approximately 9% of gross bookings for the quarter.

•Revenue: Expected to be in the range of $17.7 million to $18.1 million, the highest quarterly revenue in company history, representing a year-over-year increase of 41% to 45%, driven by increases for customers in the United States, China, and Japan.

•GAAP and Non-GAAP gross margin: GAAP gross margin is anticipated in the range of 85% to 87%. Non-GAAP gross margin is anticipated in the range of 88% to 90%, showcasing significant improvement from 79% (GAAP and Non-GAAP) in the fourth quarter of 2023.

•GAAP and Non-GAAP operating income (loss): GAAP operating income (loss) is anticipated in the range of $2.3 million to $3.1 million, which anticipates impact from the favorable ruling with respect to prejudgment interest in the Nangate Denmark ApS litigation compared to ($1.9) million in Q4 2023. Non-GAAP operating income (loss) is expected to be in the range of $2.6 million to $3.4 million, compared to ($1.3) million in Q4 2023.

•GAAP and Non-GAAP net income (loss) per share: GAAP net income (loss) per share is anticipated in the range of $0.14 to $0.18, compared to ($0.11) in Q4 2023. Non-GAAP net income (loss) per share is anticipated to be in the range of $0.13 and $0.17, compared to ($0.08) in Q4 2023. For Q4 2024 basic and diluted weighted average shares used in computing per share amounts are 28.73 million and 28.85 million, respectively, compared to 20.0 million for Q4 2023.

Full Year 2024 Financial Highlights (Preliminary and Unaudited):

•Gross bookings: Expected to be in the range of $65.5 million to $65.9 million, the highest annual bookings in company history, reflecting an increase of approximately 13% compared to 2023.

•New Customers: Acquired 46 new customers across key markets including Power, Automotive, Government/Mil-Aero, Photonics, IOT, 5G/6G, Memory, and Foundry, which are expected to represent approximately 10% of gross bookings for the year.

•Revenue: Expected to be in the range of $59.5 million to $59.9 million, the highest annual revenue in company history, representing a year-over-year increase of approximately 10%, driven by year-over-year sales increases for customers in the United States, Japan, and Taiwan.

•GAAP and Non-GAAP gross margin: GAAP gross margin is anticipated in the range of 79% to 81%. Non-GAAP gross margin is anticipated in the range of 85% to 87%, up from 83% (GAAP and Non-GAAP) in 2023.

•GAAP and Non-GAAP operating income (loss): GAAP operating income (loss) is anticipated in the range of ($40.4) million and ($39.6) million, compared to $1.1 million in 2023. Non-GAAP operating income is expected to be in the range of $5.0 million to $5.8 million, compared to $4.4 million in 2023.

•GAAP and Non-GAAP net income (loss) per share: GAAP net income (loss) per share is anticipated in the range of ($1.49) and ($1.55) compared to ($0.02) in 2023. Non-GAAP income per share is anticipated to be in the range of $0.23 and $0.27, compared to 0.17 in 2023. Basic and diluted weighted average shares used in computing per share amounts are 25.67 million and 26.84 million, respectively, compared to 20.0 million for 2023.

Cautionary Statement Regarding Preliminary and Unaudited Results

Preliminary results are unaudited, subject to completion of the Company’s financial reporting process, based on information known by management as of the date of this press release, and do not represent a comprehensive statement of our financial results for the fourth quarter and full year 2024. The Company expects to report its final audited results and host its earnings conference call on March 5, 2025.

Additional Disclaimer on Record Bookings and Revenue
Silvaco’s statements regarding record bookings and revenue reflect management's assessment of the company's historical financial data. Due to the company’s long operational history and the absence of consistently audited financial records prior to 2019, these statements are based on the best information available to us and should not be construed as definitive. Silvaco continues to strive for transparency and accuracy in its financial reporting.

Needham Growth Conference Webcast Details

The company announced that Babak Taheri, Silvaco’s CEO, and Ryan Benton, Silvaco’s CFO, will participate in a fireside chat at the Needham Growth Conference on Wednesday, January 15, at 9:30 a.m. Eastern time. A live webcast, as well as a replay, of the presentation will be available on the company’s investor relations website at https://investors.silvaco.com/.

Q4 2024 Conference Call Details

A press release highlighting the Company’s results along with supplemental financial results will be available at https://investors.silvaco.com/ along with an earnings presentation to accompany management’s prepared remarks on the day of the conference call, after market close. An archived replay of the conference call will be available on this website for a limited time after the call. Participants who want to join the call and ask a question may register for the call here to receive the dial-in numbers and unique PIN. For vendor technical reasons, the interface will only be available 45 days before the event.

Date: Wednesday, March 5, 2024
Time: 5:00 p.m. Eastern time
Webcast: Here (live and replay)

About Silvaco

Silvaco is a provider of TCAD, EDA software, and SIP solutions that enable semiconductor design and digital twin modeling through AI software and innovation. Silvaco’s solutions are used for semiconductor and photonics processes, devices, and systems development across display, power devices, automotive, memory, high performance compute, foundries, photonics, internet of things, and 5G/6G mobile markets for complex SoC design. Silvaco is headquartered in Santa Clara, California, and has a global presence with offices located in North America, Europe, Brazil, China, Japan, Korea, Singapore, and Taiwan.

Safe Harbor Statement

This press release contains forward-looking statements based on Silvaco's current expectations. The words “believe”, “estimate”, “expect”, “intend”, “anticipate”, “plan”, “project”, “will”, and similar phrases as they relate to Silvaco are intended to identify such forward-looking statements. These forward-looking statements reflect the current views and assumptions of Silvaco and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations.

These forward-looking statements include but are not limited to, statements regarding our future operating results, financial position, and guidance, our business strategy and plans, our objectives for future operations, our development or delivery of new or enhanced products, and anticipated results of those products for our customers, our competitive positioning, projected costs, technological capabilities, and plans, and macroeconomic trends.

A variety of risks and factors that are beyond our control could cause actual results to differ materially from those in the forward-looking statements including, without limitation, the following: (a) market conditions; (b) anticipated trends, challenges and growth in our business and the markets in which we operate; (c) our ability to appropriately respond to changing technologies on a timely and cost-effective basis; (d) the size and growth potential of the markets for our software solutions, and our ability to serve those markets; (e) our expectations regarding competition in our existing and new markets; (f) the level of demand in our customers’ end markets; (g) regulatory developments in the United States and foreign countries; (h) changes in trade policies, including the imposition of tariffs; (i) proposed new software solutions, services or developments; (j) our ability to attract and retain key management personnel; (k) our customer relationships and our ability to retain and expand our customer relationships; (l) our ability to diversify our customer base and develop relationships in new markets; (m) the strategies, prospects, plans, expectations, and objectives of management for future operations; (n) public health crises, pandemics, and epidemics and their effects on our business and our customers’ businesses; (o) the impact of the current conflicts between Ukraine and Russia and Israel and Hamas and the ongoing trade disputes among the United States and China on our business, financial condition or prospects, including extreme volatility in the global capital markets making debt or equity financing more difficult to obtain, more costly or more dilutive, delays and disruptions of the global supply chains and the business activities of our suppliers, distributors, customers and other business partners; (p) changes in general economic or business conditions or economic or demographic trends in the United States and foreign countries including changes in interest rates and inflation; (q) our ability to raise additional capital; (r) our ability to accurately forecast demand for our software solutions; (s) our expectations regarding the financial and other impacts of current and future litigation (including our ongoing litigation with the former shareholders of shareholders of Nangate Denmark ApS); (t) our expectations regarding the period during which we qualify as an emerging growth company under the JOBS Act and as a smaller reporting company under the Exchange Act; (u) our expectations regarding our ability to obtain, maintain, protect and enforce intellectual property protection for our technology; (v) our status as a controlled company; (w) variations in certain financial statement line items from the estimated figures presented herein upon the completion of the Company’s financial reporting process; and (x) our use of the net proceeds from our initial public offering.

It is not possible for us to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results or outcomes to differ materially from those contained in any forward-looking statements we may make. Accordingly, you should not rely on any of the forward-looking statements. Additional information relating to the uncertainty affecting Silvaco’s business is contained in Silvaco’s filings with the Securities and Exchange Commission. These documents are available on the SEC Filings section of the Investor Relations section of Silvaco’s website at http://investors.silvaco.com/. These forward-looking statements represent Silvaco’s expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Silvaco disclaims any obligation to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Discussion of Non-GAAP Financial Measures

We use certain non-GAAP financial measures to supplement the performance measures in our consolidated financial statements, which are presented in accordance with GAAP. These non-GAAP financial measures include non-GAAP gross margin, non-GAAP operating income (loss), and non-GAAP net income (loss) per share. We use these non-GAAP financial measures for financial and operational decision-making and as a means to assist us in evaluating period-to-period comparisons.

We define non-GAAP gross margin as our GAAP gross margin adjusted to exclude certain costs, including stock-based compensation expense and amortization of acquired intangible assets. We define non-GAAP operating income as our GAAP operating income (loss) adjusted to exclude certain costs, including certain transaction-related costs, IPO preparation costs, payroll tax related to IPO RSU lockup release, acquisition-related estimated litigation claim and costs, stock-based compensation expense, amortization of acquired intangible assets, impairment charges, and executive severance costs. We monitor non-GAAP gross margin and non-GAAP operating income as non-GAAP financial measures to supplement the financial information we present in accordance with GAAP to provide investors with additional information regarding our financial results.

Certain items are excluded from our non-GAAP gross margin, non-GAAP operating income, and non-GAAP net income (loss) per share because these items are non-cash in nature or are not indicative of our core operating performance and render comparisons with prior periods and competitors less meaningful. We adjust GAAP gross margin, GAAP operating income, and GAAP net income (loss) per share for these items to arrive at non-GAAP gross margin, non-GAAP operating income, and non-GAAP net income (loss) per share because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structure and the method by which the assets were acquired. By excluding certain items that may not be indicative of our recurring core operating results, we believe that non-GAAP gross margin, non-GAAP operating income, and non-GAAP net income (loss) per share provide meaningful supplemental information regarding our performance.

We believe these non-GAAP financial measures are useful to investors and others because they allow for additional information with respect to financial measures used by management in its financial and operational decision-making and they may be used by our institutional investors and the analyst community to help them analyze our financial performance and the health of our business. However, there are a number of limitations related to the use of non-GAAP financial measures, and these non-GAAP measures should be considered in addition to, not as a substitute for or in isolation from, our financial results prepared in accordance with GAAP. Other companies, including companies in our industry, may calculate these non-GAAP financial measures differently or not at all, which reduces their usefulness as comparative measures.

Investor Contact:
Greg McNiff
investors@silvaco.com

Media Contact:
Tyler Weiland
press@silvaco.com

SILVACO GROUP, INC.
GAAP to Non-GAAP Reconciliation
(Unaudited)

	Three Months Ended		Twelve Months Ended
	12/31/24*	12/31/2023	12/31/24*	12/31/2023

GAAP Gross margin	85% - 87%	79%	79% - 81%	83%
Add: Stock based compensation expense	approximately 1%	—%	approximately 5%	—%
Add: Amortization of acquired intangible assets	approximately 1%	—%	approximately 1%	—%
Add: Payroll tax related to IPO RSU lockup release	approximately <1%	—%	approximately <1%	—%
Non-GAAP Gross margin	88% - 90%	79%	85% - 87%	83%

GAAP operating income (loss)	$2.3 to $3.1 million	($1.9) million	($40.4) to ($39.6) million	$1.1 million
Add: Stock based compensation expense	approximately 2.5 million	-	approximately 26.9 million	-
Add: Acquisition-related estimated litigation claim and legal costs	approximately (3.4) million	0.5 million	approximately 15.8 million	1.7 million
Add: IPO preparation costs	-	0.0 million	approximately 0.9 million	1.2 million
Add: Payroll tax related to IPO RSU lockup release	approximately 0.5 million	-	approximately 0.5 million	-
Add: Amortization of acquired intangible assets	approximately $0.3 million	0.1 million	approximately 1.0 million	0.3 million
Add: Executive Severance	approximately $0.4 million	-	approximately $0.4 million	-
Non-GAAP operating income (loss)	$2.6 to $3.4 million	($1.3) million	$5.0 to $5.8 million	$ 4.4 million

GAAP Net income (loss) per share	$0.14 to $0.18	$(0.11)	($1.49) to ($1.55)	$(0.02)
Add: Stock based compensation expense	approximately $0.09	-	approximately $1.05	-
Add: Acquisition-related estimated litigation claim and legal costs	approximately ($0.12)	0.03	approximately $0.62	0.09
Add: IPO preparation costs	-	0.00	approximately $0.03	0.06
Add: Payroll tax related to IPO RSU lockup release	approximately $0.02	-	approximately $0.02	-
Add: Amortization of acquired intangible assets	approximately $0.01	0.00	approximately 0.04	0.02
Add: Executive Severance	approximately $0.01	-	approximately $0.02	-
Add: Loss on debt extinguishment	-	-	approximately $0.03	-
Add(Less): Change in fair value of consideration	approximately <$0.01	(0.00)	approximately <$0.01	0.02
Add: Foreign exchange (gain) loss	approximately <$0.01	(0.00)	approximately $0.01	0.02
Add: Income tax effect of non-GAAP adjustment	approximately ($0.02)	(0.00)	approximately ($0.03)	-0.01
Non-GAAP Net income (loss) per share	$0.13 to $0.17	$(0.08)	$0.23 to $0.27	$0.17

* Preliminary and unaudited results. See Cautionary Statement Regarding Preliminary and Unaudited Results above.

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